UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Gay Street, Suite 1610, Knoxville, TN 37929

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2026, Provectus Biopharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock (the “Series D Amendment”) and a Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock (the “Series D-1 Amendment,” and together with the Series D Amendment, the “Amendments”) with the Secretary of State of the State of Delaware.

The Amendments were approved by the Company’s board of directors and a special committee comprised entirely of independent directors.

The Amendments extend the date on which shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share, and shares of Series D-1 Convertible Preferred Stock, par value $0.001 per share, will automatically convert into shares of the Company’s common stock, par value $0.001 per share (the “Automatic Conversion Date”). The prior Automatic Conversion Date was June 20, 2026. Following the Amendments, the Automatic Conversion Date is December 31, 2028.

The foregoing descriptions of the Series D Amendment and Series D-1 Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock

3.2	Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock

104	Cover Page Interactive Date File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2026

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines
Chief Financial Officer (Principal Financial Officer)